UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 24, 2010


                             ONLINE ORIGINALS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


             Nevada                 333-133347                98-0479983
----------------------------  -----------------------    -----------------------
(State or other jurisdiction     (Commission File        (IRS Employer
    of incorporation)                 Number)             Identification Number)


               2020 Sherwood Park, Suite 57113, AB T8A 3H9, Canada
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (780) 668-7422
                                 --------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

On May 21, 2010, Online Originals, Inc. ("the Company") issued 4,000,000 shares of its restricted common stock to Mr. David Calahasen, a Director of the Company, in exchange for cash of $16,000. Prior to the issuance, the Company had 3,200,000 shares of common stock issued and outstanding. After the issuance, the Company has 7,200,000 shares of common stock issued and outstanding.

As a result of the issuance, Mr. Calahasen owns approximately 55.55% of the issued and outstanding common stock of the Company and is the majority shareholder of the Company.

As a result of the issuance, Ms. Shari Sookarookoff, the Chief Executive Officer and Director of the Company, who holds 2,500,000 shares of the Company's common stock ownership in the Company was decreased from 78.13% to 34.72%.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPATURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective May 21, 2010, David Calahasen was appointed a Director of the Company. On May 21, 2010, the Company issued 4,000,000 shares of its restricted common stock to Mr. Calahasen for cash of $16,000. Prior to the issuance, the Company had 3,200,000 shares of common stock issued and outstanding. After the issuance, the Company has 7,200,000 shares of common stock issued and outstanding. As a result of the issuance, Mr. Calahasen owns approximately 55.55% of the issued and outstanding common stock of the Company and is the majority shareholder of the Company.

DAVID CALAHASEN, age 59

David Calahasen of full status of the Cree Nation band (tribe) in Northern Alberta is a seasoned executive with over 20 years business experience, providing liaison and consulting services to the Canadian First Nations and Metis in Alberta, Saskatchewan, Manitoba, and British Columbia through his consulting business. For the past several years, Mr. Calahasen has been instrumental in successfully negotiating forestry, oil and gas initiatives/projects between the First Nations bands and both private and publically traded companies. Most recently, he has consulted with oil companies on the possibility of oil refinery and eco-generation on First Nations' lands, of which he has acquired in excess of 245,000 acres for exploration.

In addition to his consulting business, Mr. Calahasen is also the President of Creenergy Oil and Gas, a privately owned company in Edmonton, Alberta. Before entering the forestry and oil & gas industries, Mr. Calahasen was a bush pilot for two years and became a commercial airline pilot for 18 years with two Canadian owned airlines in western Canada.

Mr. Calahasen is not an officer or director of any other reporting company that files annual, quarterly or periodic reports with the United States Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            ONLINE ORIGINALS, INC.


                                            By: /s/ Shari Sookarookoff
                                                --------------------------------
                                                Shari Sookarookoff, CEO


Date: May 24, 2010